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                               IMAGEX.COM, INC.

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

      This Amended and Restated Investor Rights Agreement (the "Agreement") is entered into as of April 8, 1999 by and among ImageX.com, Inc., a Washington corporation (the "Company"), and the parties listed on the Schedule of Investors attached hereto as Exhibit A (the "Investors").

                                   RECITALS

      A. The Company and certain of the Investors are parties to that certain Second Amended and Restated Investor Rights Agreement dated as of October 1, 1998 (the "Prior Agreement"), which is being amended, restated and superseded in its entirety by this Agreement.

      B. The execution and delivery of this Agreement is a condition to the Closing under that certain Series E Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

                                  AGREEMENTS

     In consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

1.    Restrictions on Transferability; Registration Rights

      1.1   Certain Definitions

      As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Conversion Shares" shall mean the Common Stock issued or issuable upon conversion of the Shares.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Holder" shall mean any Investor holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.13 hereof.

            "Initiating Holders" shall mean any Investors or transferees of Investors under Section 1.13 hereof who in the aggregate are Holders of not less than forty percent (40%) of the Registrable Securities.


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            The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            "Registrable Securities" means any Common Stock of the Company issued or issuable in respect of the Shares, Warrant Shares or Conversion Shares or other securities issued or issuable with respect to the Shares or Conversion Shares upon any stock split, stock dividend, recapitalization or similar event, or any Common Stock otherwise issued or issuable with respect to the Shares or Conversion Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

            "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 1.8).

            "Shares" shall mean the shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock outstanding as of the date hereof and the shares of Series E Preferred Stock being issued pursuant to the Purchase Agreement.

            "Warrant Shares" shall mean the Common Stock, Series C Preferred Stock and Series D Preferred Stock issued or issuable upon exercise of warrants (and the Common Stock issuable upon conversion of such Series C Preferred Stock and Series D Preferred Stock).

      1.2   RESTRICTIONS

      The Shares, the Conversion Shares and the Warrant Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will


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cause any proposed purchaser, assignee, transferee or pledgee of the Shares, the
Conversion Shares or the Warrant Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

      1.3   RESTRICTIVE LEGEND

     Each certificate representing (i) the Shares, (ii) the Conversion Shares,
(iii) the Warrant Shares or (iv) any other securities issued in respect of the securities referenced in clauses (i), (ii) and (iii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted by the provisions of Section 1.4 below) bear a legend in the form of Exhibit B attached hereto (in addition to any legend required under applicable state securities laws). Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

      1.4   NOTICE OF PROPOSED TRANSFERS

      The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this
Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either
(i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company shall not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144 or (b) in any transaction in which an Investor which is a partnership distributes Restricted Securities solely to partners thereof for no additional consideration. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

      1.5   REQUESTED REGISTRATION

            (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:


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                  (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                  (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                        (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (2) Prior to the earlier of (a) 180 days following the effective date of the first public offering of Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act (the "Initial Public Offering") or (b) the third anniversary of the date of this Agreement;

                        (3) Unless the proposed aggregate offering price therefor, net of underwriting discounts and commissions, is at least $10,000,000;

                        (4) If the Company is unable to arrange for the proposed offering to be underwritten on commercially reasonable terms by an underwriting firm of nationally recognized standing;

                        (5) After the Company has effected two (2) such registrations pursuant to this subparagraph 1.5(a) and each such registration has been declared or ordered effective and remained effective for the period specified in Section 1.9(a) of this Agreement; or

                        (6) If the Company shall furnish to such Holders, within 30 days after the receipt by the Company of the demand for registration pursuant to this Section 1.5, a certificate, signed by the President of the Company, stating that the Company intends to file a registration statement relating to a public offering of its securities within 90 days after the date of such certificate, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed one hundred and twenty (120) days from the date of receipt of written request from the Initiating Holders.


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      Subject to the foregoing clauses (1) through (6), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

            (b) Underwriting. The right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (which managing underwriter shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 1.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities in writing, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred and eighty (180) days after the effective date of such registration.

      1.6   COMPANY REGISTRATION

            (a) Notice of Registration. If at any time or from time to time after completion of the Company's Initial Public Offering the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (x) a registration relating solely to employee benefit plans or (y) a registration relating solely to a Commission Rule 145 transaction, the Company will (but not more than five (5) times pursuant to this Section 1.6(a)):

               (i)   promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company by any Holder.


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            (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting, to the extent requested, to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company; provided, however, that the the number of Registrable Securities to be included in the registration shall not be reduced below 25% of the total number of shares to be included therein, and if any Registrable Securities are so excluded, no shares other than shares being sold by the Company may be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest one hundred (100) shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto.

            (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

      1.7   REGISTRATION ON FORM S-3

            (a) If any Holder or Holders of Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders and (ii) as soon as practicable use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested


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and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within fifteen (15) days after receipt of such written notice from the Company. The substantive provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.7.

            (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iii) in any calendar year after the Company has effected two (2) such registrations pursuant to this Section 1.7 in such calendar year and each such registration has been declared or ordered effective and has remained effective for the period specified in Section 1.9(a) of this Agreement; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder or Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

      1.8   EXPENSES OF REGISTRATION

      All Registration Expenses incurred in connection with any registration pursuant to Sections 1.5 and 1.6, and up to one registration in any calendar year after the date hereof under Section 1.7, and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration (not to exceed $15,000), shall be borne by the Company. All Registration Expenses incurred in connection with any registration pursuant to
Section 1.7 of this Agreement above and beyond one registration in any calendar year after the date hereof, and the cost of any counsel for the Holders in any such registration, shall be borne by the Holders pro rata according to the number of Registrable Securities included by them in such registration. If a registration proceeding is begun upon the request of Initiating Holders pursuant to Section 1.5 or Section 1.7 (if the first request under Section 1.7 in any calendar year), but such request is subsequently withdrawn, then the Holders of Registrable Securities to have been registered may either: (i) bear all Registration Expenses of such proceeding, pro rata on the basis of the number of shares to have been registered, in which case the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.5(a) or 1.7, as the case may be, of this Agreement, or (ii) require the Company to bear all Registration Expenses of such proceeding, in


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which case the Company shall be deemed to have effected a registration pursuant to subparagraph 1.5(a) or 1.7, as the case may be, of this Agreement. The preceding sentence shall not apply if, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the securities included in such registration pro rata on the basis of the number of shares so registered.

      1.9   REGISTRATION PROCEDURES

      In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will:

            (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed, but in no event longer than ninety (90) days; and

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders participating in such registration and to the underwriters, if any, of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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            (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or other trading market on which similar securities issued by the Company are then listed.

            (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

      1.10  INDEMNIFICATION

            (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all actual out-of-pocket expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in any litigation or in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by the Company of the Securities Act or the Exchange Act or any state securities law, or of any rule or regulation promulgated under any of the foregoing applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other actual out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such matter if the settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld; and provided further that the Company will not be liable in any such case


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to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein.

            (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all actual out-of-pocket expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein, in light of the circumstances in which they were made, or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal and any other actual out-of pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this
Section 1.10(b) shall not apply to amounts paid in settlement of any matter if the settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that the maximum liability of each selling Holder under this Section 1.10(b) shall be equal to the total cash proceeds to such selling Holder as a result of such registration and offering.

            (c) Each party entitled to indemnification under this Section 1.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified


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Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.10 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

      1.11  INFORMATION BY HOLDER

      The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

      1.12  RULE 144 REPORTING

      With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Exchange Act.

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) So long as an Investor owns any Restricted Securities, to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

      1.13  TRANSFER OF REGISTRATION RIGHTS

      The rights to cause the Company to register securities granted Investors under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by an Investor (together with any affiliate); provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee
(i) is a wholly owned subsidiary or constituent partner (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such Investor, or (ii) acquires from such Investor at least 250,000 Shares (as appropriately adjusted for stock splits and the like or Common Stock issued upon conversion thereof).

      1.14  STANDOFF AGREEMENT

      Each Holder agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such managing underwriters for such period of time (not to exceed 180 days) as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters; provided, however, that the Investors shall not be subject to such lockup unless the officers and directors of the Company who own stock of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) shall also be bound by such restrictions. This Section 1.14 shall apply only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

      1.15  TERMINATION OF RIGHTS

      The rights of any particular Holder to cause the Company to register securities under Sections 1.5, 1.6 and 1.7 shall terminate with respect to such Holder on the earlier of (a) the fifth anniversary of the effective date of the Company's Initial Public Offering or (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder's securities during a three (3)-month period without registration or (c) the seventh anniversary of the date of this Agreement.

      1.16  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

      From and after the date of this Agreement, except as provided in the following sentences of this paragraph, the Company shall not, without the prior written consent of the Holders of at least sixty percent (60%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.5 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which are included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.5(a)(ii)(2) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.5. Notwithstanding any other provision of this Agreement, the parties acknowledge that the Company is obligated to grant registration rights as contemplated herein (a) to certain parties pursuant to that certain Asset Purchase Agreement dated as of February 23, 1999 (the "Asset Purchase Agreement") with respect to the shares of Common Stock issuable to such parties thereunder(the "Keystone Shares"), (b) to Nicholas J. Stanley with respect to the warrant issuable to Mr. Stanley in connection with the transactions contemplated in the Asset Purchase Agreement (together with the Keystone Shares, the "Acquisition Shares") and (c) to SG Cowen Securities Corporation with respect to the warrants issuable to such party pursuant to its engagement letter with the Company dated as of December 11, 1998 (the "Placement Agent Warrants"). The parties acknowledge that the Company shall be authorized, in connection with the issuance of such Acquisition Shares and Placement Agent Warrants, to add the persons to whom such securities are issued to this Agreement by having such parties execute a counterpart signature page hereto, and that such persons shall thereby become parties hereto, they shall be considered Investors hereunder, the Acquisition Shares and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants shall be considered Registrable Securities and Restricted Securities hereunder, and such parties and such securities shall otherwise be treated as if they had been original parties hereto. No consent of the original parties hereto shall be required to carry the foregoing into effect.

2.    Affirmative Covenants of the Company

      The Company hereby covenants and agrees as follows:

      2.1   FINANCIAL INFORMATION

      The Company will furnish to each Investor who holds Shares, Warrant Shares or Conversion Shares the following reports:

            (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, audited consolidated balance sheets and statements of shareholders' equity of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company;

            (b) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited balance sheets of the Company and its subsidiaries, if any, as of the end of each such quarter, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for each such quarter, all prepared in accordance with generally accepted accounting principles;

            (c) As soon as practicable after the end of each calendar month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar month, and consolidated statements of income and cash flows for such period and for the current fiscal year to date, all prepared in accordance with generally accepted accounting principles, together with a comparison of such statements to the Company's operating plan then in effect; provided however, that the Company shall have no obligation to furnish reports pursuant to this subsection (c) to a Holder of less than 500,000 Shares, Warrant Shares or Conversion Shares (or a combination thereof).

      2.2   OPERATING PLAN AND BUDGET

      The Company will furnish to each Holder of at least 500,000 Shares, Warrant Shares or Conversion Shares (or a combination thereof) (as adjusted for any stock splits, consolidations and the like) a budget and operating plan (including projected balance sheets and profit and loss and cash flow statements) for each fiscal year, as soon as practicable after approval or adoption thereof by the Company's Board of Directors, but in any event no later than 30 days before the beginning of the fiscal year covered thereby.

      2.3   ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION

      The rights granted pursuant to Sections 2.1(c) and 2.2 may be assigned by an Investor to a third party who acquires at least 500,000 Shares, Warrant Shares or Conversion Shares (as adjusted for any stock splits, consolidations and the like) and who is not an actual or potential competitor, or affiliated in any manner with a competitor, of the Company, provided (a) that the Company receives notice fifteen (15) days prior to such assignment and (b) that a transferee which owns less than 5% of the outstanding equity securities of a competitor and is an affiliated entity of the Investor, shall not be considered affiliated with a competitor if such transferee has no other relationship with such competitor. If the Company reasonably believes it necessary to protect proprietary information, the Company may require any transferee or assignee of the rights under this Section 2 to execute a confidentiality agreement as a condition receiving such information.

      2.4   PREEMPTIVE RIGHT

      Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Securities (as hereinafter defined).

     Each time the Company proposes to offer, subsequent to the issuance of Series E Preferred (and certain warrants therefor) contemplated by the Purchase Agreement and excluding the issuances of the Acquisition Shares and the Placement Agent Warrants, any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Securities"), the Company shall first make an offering of such Securities to each Investor in accordance with the following provisions:

            (a) The Company shall deliver a notice ("Notice") to each Investor stating (i) its bona fide intention to offer such Securities, (ii) the number of such Securities to be offered, (iii) the price, if any, for which it proposes to offer such Securities, and (iv) any other material terms of such offer.

            (b) Within fifteen (15) calendar days after receipt of the Notice, the Investor may elect, by notice delivered to the Company, to purchase or obtain, at the price and on the terms specified in the Notice, up to an amount of such Securities equal to that portion of such Securities which equals the proportion that the number of shares of Common Stock then held by such Investor or issuable to the Investor upon conversion of Shares or exercise of warrants then held by the Investor bears to the sum of the number of shares of Common Stock then issued and outstanding plus the number of shares of Common Stock issuable upon (i) conversion of all convertible securities of the Company then outstanding and (ii) exercise of all options and warrants then outstanding. An Investor shall be entitled to apportion the right of first offer hereby granted among itself and its partners and affiliates in such proportions as it deems appropriate. In the event that any Investors do not elect to purchase their full pro rata shares of the Securities pursuant to this Section, the Company shall notify all Investors who have elected to purchase Securities hereunder of the number of unsubscribed Securities and each such participating Investor may elect, by notice to the Company within five days after the effective date of the Company's notice of the amount of unsubscribed Securities, to purchase such Investor's pro rata share of such Securities (calculated according to the relative ownership of all Investors who elect to purchase such unsubscribed Securities).

            (c) If all Securities which the Investors are entitled to purchase pursuant to this Section 2.4 are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the one hundred eighty (180) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer such unsubscribed Securities to any person or persons at a price not less than, and upon terms not materially more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived.

            (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of shares of capital stock (or options therefor) to employees, officers, directors, consultants or other parties eligible to receive options under the Company's stock option plan or plans, (ii) to the issuance or sale of the Company's securities to leasing entities or financial institutions in connection with commercial leasing or borrowing transactions, (iii) to, or after consummation of, the Company's Initial Public Offering, (iv) to conversions of convertible securities or exercises of exercisable securities, (v) to any issuances of any of the shares of Series E Preferred authorized as of the date of this Agreement, (vi) to any issuance of securities in connection with any acquisition, business combination, reorganization, merger or similar event, (vii) after the tenth anniversary of this Agreement, or (viii) to the issuance of the Acquisition Shares or the Placement Agent Warrants.

      2.5   PROPRIETARY INFORMATION AGREEMENT

      The Company shall require each person employed by, or who consults for, the Company to execute an appropriate proprietary information, confidentiality and nondisclosure agreement.

      2.6   KEY MAN INSURANCE

      The Company shall maintain a key man insurance policy on the life of Richard P. Begert in the amount of $1,000,000, with benefits payable to the Company.

      2.7   TERMINATION OF COVENANTS

      The covenants set forth in Sections 2.1 through 2.5 shall terminate on, and be of no further force or effect after, the closing of the Company's Initial Public Offering.

3.    MISCELLANEOUS

      3.1   ASSIGNMENT

      Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

      3.2   THIRD PARTIES

      Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

      3.3   GOVERNING LAW

      This Agreement shall be governed by and construed under the laws of the State of Washington in the United States of America without regard to the conflict or choice of law provisions of such State.

      3.4   COUNTERPARTS

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.5   NOTICES

      All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or otherwise delivered by hand or by messenger, facsimile or courier, addressed (a) if to an Investor, at such Investor's address set forth on Exhibit A, or at such other address as such Investor shall have furnished to the Company in writing, with a copy to Andrei M. Manoliu, Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306, or (b) if to the Company, at its principal executive office, attention President, or at such other address as the Company shall have furnished to the Investors, with a copy to David C. Clarke, Perkins Coie LLP, 1201 Third Avenue, 40th Floor, Seattle, WA 98101. If notice is provided by mail, it shall be deemed to be given three (3) business days after proper deposit in the U.S. Mail, and if notice is given by hand or by messenger, facsimile or courier, it shall be deemed to be given upon receipt.

      3.6   SEVERABILITY

      If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

      3.7   AMENDMENT AND WAIVER

      Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least sixty percent (60%) of the Registrable Securities (or securities convertible into or exercisable for Registrable Securities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon party hereto or Holder of securities subject hereto and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Investors, Holders of Registrable Securities or other parties subject hereto, or agree to accept alternatives to such performance, without obtaining the consent of any other party hereto or other Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

      3.8   EFFECT OF AMENDMENT OR WAIVER

      The Investors and their successors and assigns acknowledge that by the operation of Section 3.7 hereof the holders of sixty percent (60%) of the Registrable Securities (or securities convertible into or exercisable for Registrable Securities), acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

      3.9   RIGHTS OF HOLDERS

      Each party hereto or other holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such party or holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

      3.10  DELAYS OR OMISSIONS

      No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      3.11  AGGREGATION OF SHARES

      All Shares and Registrable Securities held or acquired by affiliated persons or entities shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      3.12  ENTIRE AGREEMENT

      This Agreement is being executed by the Company, the purchasers of Series E Preferred Stock pursuant to the Purchase Agreement, and the holders of a majority in voting power of the

Series B Preferred Stock, Series C Preferred Stock and Series D Preferred
Stock, considered as a single class. The Company and such holders agree that, pursuant to Section 3.7 of the Prior Agreement, the Prior Agreement is hereby amended and restated in its entirety as set forth herein. All parties to the Prior Agreement who are not signatories hereto shall nevertheless be considered "Investors" as such term is defined herein by virtue either of (i) such parties having executed and delivered the Prior Agreement, which is being amended and restated in its entirety as set forth herein and in accordance with its terms or
(ii) such parties having executed and delivered a prior version of the Prior Agreement, which was amended and restated in its entirety and in accordance with its terms by the Prior Agreement, which is being amended and restated in its entirety as set forth herein and in accordance with its terms. The parties to this Agreement hereby agree that this Agreement constitutes the full and entire understanding of the parties with regard to the matters set forth herein and supersedes any prior or contemporaneous agreements or understandings with respect hereto.

      3.13  UPDATING OF EXHIBIT A

      The parties acknowledge and agree that the Company shall periodically update Exhibit A hereto in respect of transfers of securities by the parties hereto and other events which result in a change in the parties hereto or the relative holdings of the parties hereto. The parties further acknowledge and agree that any future purchasers of additional shares of Series E Preferred Stock pursuant to the Purchase Agreement, by execution and delivery to the Company of a counterpart signature page to this Agreement, shall be made parties to this Agreement as "Investors" and "Holders" as if such purchasers had entered into this Agreement on the date hereof. The parties further acknowledge that Exhibit A shall be updated in respect of the transactions contemplated by
Section 1.16 above.


                    [This space intentionally left blank.]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                IMAGEX.COM, INC.



                                By:     /s/ Richard P. Begert
                                   ------------------------------
                                   Richard P. Begert, President
















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                                      20

                                INVESTOR:

                                INTERNET VENTURES, LLC

                                By:     /s/ Rufus Lumry
                                   -------------------------------
                                Name:   Rufus Lumry
                                     -----------------------------
                                Title:  President of Acorn Ventures, Inc.
                                      -----------------------------------
                                        Managing member of Internet Ventures,
                                ---------------------------------------------
                                        LLC
                                ---------------------------------------------

                                Tax I.D. No.:   91-1911044
                                             --------------------------------

                                Address:  1309 114TH Ave. SE
                                          Suite 200
                                          Bellevue, WA  98004















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





                                INVESTOR:



                                Name:   /s/ Nicholas Brigham Temple, Jr.
                                     ------------------------------------
                                       Nicholas Brigham Temple, Jr.


                                Tax I.D. No.:    ###-##-####
                                             ----------------------------

                                Address:  6 East Arlington
                                          Yakima, WA  98901













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







                                INVESTOR:



                                Name:   /s/ Carl Stork
                                     -------------------------------------
                                        Carl Stork


                                Tax I.D. No.:    ###-##-####
                                             -----------------------------

                                Address:  1 Microsoft Way
                                          Building 27
                                          Redmond, WA  98052

















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





                                INVESTOR:



                                Name:   /s/ Eli Wilner
                                     --------------------------------------
                                             Eli Wilner


                                Tax I.D. No.:    ###-##-####
                                             ------------------------------


                                Address:  1525 York Avenue
                                          New York, NY  10028
















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





                                INVESTOR:



                                Name:   /s/ Barbara A. Brennan
                                     -------------------------------------
                                             Barbara A. Brennan


                                Tax I.D. No.:    ###-##-####
                                             -----------------------------


                                Address:  P.O. Box 351
                                          East Hampton, NY  11937













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





                                INVESTOR:



                                Name:   /s/ Eric S. Temple
                                     --------------------------------------
                                             Eric S. Temple


                                Tax I.D. No.:   ###-##-####
                                             ------------------------------


                                Address:  6413 163rd Pl. SE
                                          Bellevue, WA  98006















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





                                INVESTOR:

                                GALAXY INVESTMENT PARTNERS

                                By:     /s/ Greg Manciagli
                                   ----------------------------------
                                Name:   Greg Manciagli
                                     --------------------------------
                                Title:  Managing Partner
                                      -------------------------------


                                Tax I.D. No.:   91-1928273
                                             ------------------------


                                Address:  3320 258th Avenue SE
                                          Issaquah, WA  98029


















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





                                INVESTOR:



                                Name:   /s/ Harold Kawaguchi
                                     -----------------------------------
                                             Harold Kawaguchi


                                Tax I.D. No.:     ###-##-####
                                             ---------------------------


                                Address:  626 38th Avenue
                                          Seattle, WA  98122


















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





                                INVESTOR:

                                IRONWOOD CAPITAL, LLC

                                By:     /s/ Tim Mott
                                   --------------------------------------
                                Name:
                                     ------------------------------------
                                Title:
                                      -----------------------------------


                                Tax I.D. No.:
                                             ----------------------------


                                Address:  110 Old Mill Road
                                          Box 6289
                                          Ketchum, ID  83340


















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





                                INVESTOR:



                                Name:   /s/ Philip J. Hooper
                                     ------------------------------------
                                             Philip J. Hooper


                                Tax I.D. No.:    ###-##-####
                                             ----------------------------


                                Address:  8195 166th Avenue NE
                                          Redmond, WA  98052




















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





                                INVESTOR:



                                Name:   /s/ John Durbin
                                     ----------------------------------
                                             John Durbin


                                Tax I.D. No.:   ###-##-####
                                             -------------------------


                                Address:  4204 Hunts Point
                                          Bellevue, WA  98004




















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





                                INVESTOR:




                                Name:   /s/ Michael Towers
                                     ------------------------------------
                                             Michael Towers


                                Name:   /s/ Pam Towers
                                     ------------------------------------
                                             Pam Towers


                                Tax I.D. No.:    ###-##-####
                                             ----------------------------


                                Address:  c/o Poipu Kapili
                                          2221 Kapili Road
                                          Koloa, HI  96756
















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





                                INVESTOR:



                                Name:   /s/ Nicholas B. Temple
                                     ----------------------------------
                                             Nicholas B. Temple


                                Tax I.D. No.:    ###-##-####
                                            ---------------------------


                                Address:  54307 Southern Hills Drive
                                          PGA West
                                          LaQuinta, CA  92253


















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





                                INVESTOR:




                                Name:   /s/ Richard Sonstelie
                                     ------------------------------------
                                             Richard Sonstelie


                                Name:   /s/ Cynthia Sonstelie
                                     ------------------------------------
                                             Cynthia Sonstelie


                                Tax I.D. No.:    223569568
                                             ----------------------------


                                Address:  5 Brook Bay
                                          Mercer Island, WA  98040















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





                                INVESTOR:



                                Name:   /s/ Rufus Lumry
                                     ----------------------------------
                                             Rufus Lumry


                                Tax I.D. No.:   ###-##-####
                                             --------------------------


                                Address:  1309 114th Avenue SE
                                          Suite 200
                                          Bellevue, WA  98004
























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





                                INVESTOR:

                                   SunAmerica Investments Inc.
                                ----------------------------------------



                                By:     /s/ Rafael Fogel
                                   -------------------------------------
                                Name:   Rafael Fogel
                                     -----------------------------------
                                Title:  Authorized Agent
                                      ----------------------------------


                                Tax I.D. No.:   52-1128427
                                             ---------------------------


                                Address:  1 SunAmerica Center
                                          Los Angeles, CA  90067-6022

















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





                                INVESTOR:



                                Name:   /s/ Tom Alberg
                                     ----------------------------------
                                             Tom Alberg


                                Tax I.D. No.:   ###-##-####
                                             --------------------------


                                Address:  1000 Second Avenue
                                          Suite 3700
                                          Seattle, WA  98104















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





                                INVESTOR:



                                Name:   /s/ Thomas J. Cable
                                     -----------------------------------
                                             Thomas J. Cable


                                Tax I.D. No.:    ###-##-####
                                             ---------------------------


                                Address:  40082 North 110th Place
                                          Scottsdale, AZ  85262















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





                                INVESTOR:

                                WESTERN INVESTMENTS CAPITAL LLC

                                By:     /s/ Tania A. Modic
                                   --------------------------------------
                                Name:   Tania A. Modic
                                     ------------------------------------
                                Title:  Managing Member
                                      -----------------------------------


                                Tax I.D. No.:    88-0362609
                                             ----------------------------


                                Address:  PO Box 7952
                                          774 Mays Blvd., Suite 10
                                          Incline Village, NV  89452

















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





                                INVESTOR:

                                HOWSE FAMILY PARTNERSHIP

                                By:     /s/ Elwood D. Howse, Jr
                                   ------------------------------------.
                                Name:   Elwood D. Howse, Jr
                                     -----------------------------------
                                Title:  General Partner
                                      ----------------------------------


                                Tax I.D. No.:    91-1142679
                                             ---------------------------


                                Address:  1615 72ND Avenue SE
                                          Mercer Island, WA  98040















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





                                INVESTOR:

                                ALTA CALIFORNIA PARTNERS II, L.P.
                               By:  Alta California Management Partners, L.P.


                                By:     /s/ Garrett Gruener
                                   --------------------------------------
                                Name:   Garrett Gruener
                                     ------------------------------------
                                Title:  General Partner


                                Tax I.D. No.:    94-3311761

                                             ----------------------------


                                Address:  One Embarcadero Center
                                          Suite 4050
                                          San Francisco, CA  94111
















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                ALTA EMBARCADERO PARTNERS II, LLC.


                                By:     /s/ Garrett Gruener
                                   ------------------------------------
                                Name:   Garrett Gruener
                                     ----------------------------------
                                Title:  Member


                                Tax I.D. No.:    94-3315140
                                             --------------------------


                                Address:  One Embarcadero Center
                                          Suite 4050
                                          San Francisco, CA  94111













     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                VBW RAPTOR FUND, LLC

                                By:     /s/ David J. Duval
                                   ------------------------------------
                                Name:   David J. Duval
                                     ----------------------------------
                                Title:  Managing Member
                                      ---------------------------------


                                Tax I.D. No.:    Applied For
                                             --------------------------


                                Address:  One Boston Place
                                          Suite 3310
                                          Boston, MA  02108


















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





                                INVESTOR:

                                KELLETT PARTNERS LP

                                By:     /s/ Gary Sledge
                                   ----------------------------------
                                Name:   Gary Sledge
                                     --------------------------------
                                Title:  CFO
                                      -------------------------------


                                Tax I.D. No.:   58-2280887
                                             ------------------------


                                Address:  200 Galleria Pkwy
                                          Suite 1800
                                          Atlanta, GA  30339
















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:



                                Name:   /s/ Arthur W. Harrigan
                                     ------------------------------------
                                             Arthur W. Harrigan


                                Tax I.D. No.:    ###-##-####
                                             ----------------------------


                                Address:  999 3rd Avenue
                                          44th Floor
                                          Seattle, WA  98104

















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





                                INVESTOR:

                                WS INVESTMENTS COMPANY 99A

                                By:     /s/ Barry E. Taylor
                                   -----------------------------------
                                Name:   Barry E. Taylor
                                     ---------------------------------
                                Title:  General Partner
                                      --------------------------------


                                Tax I.D. No.:
                                             -------------------------


                                Address:  650 Page Mill Road
                                          Palo Alto, CA  94304


















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





                                INVESTOR:




                                Name:   /s/ Stephen Scherba, Jr.
                                     -----------------------------------
                                             Stephen Scherba, Jr.


                                Name:   /s/ Elaine P. Scherba
                                     -----------------------------------
                                             Elaine P. Scherba


                                Tax I.D. No.:   ###-##-####

                                             ---------------------------


                                Address:  509 Crockett Street
                                          Seattle, WA  98109















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





                                INVESTOR:



                                Name:   /s/ Scott Drum
                                     ---------------------------------
                                             Scott Drum


                                Tax I.D. No.:    469546566
                                             -------------------------


                                Address:  16868 Southeast 57th Place
                                          Bellevue, WA  98006

















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:



                                Name:   /s/ William C. Krueger
                                     -----------------------------------
                                             William C. Krueger


                                Tax I.D. No.:
                                             ---------------------------


                                Address:  13141 106th Avenue NE
                                          Redmond, WA  98502














     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:




                                Name:   /s/ Brian Holman
                                     ----------------------------------
                                             Brian Holman


                                Name:   /s/ Jami Holman
                                     ----------------------------------
                                             Jami Holman


                                Tax I.D. No.:   ###-##-####
                                             --------------------------


                                Address:  600 108th Avenue NE
                                          Suite 1014
                                          Bellevue, WA  98004












     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:



                                Name:   /s/ David Valle
                                     --------------------------------------
                                             David Valle


                                Tax I.D. No.:   ###-##-####
                                             ------------------------------


                                Address:  24735 SE 56th Avenue
                                          Issaquah, WA  98027













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





                                INVESTOR:

                                ROBERT L. AND LESLI A. HOBART JTWROS


                                   /s/ Robert L. Hobart
                                --------------------------------------
                                Robert L. Hobart


                                   /s/ Lesli A. Hobart
                                --------------------------------------
                                Lesli A. Hobart



                                Tax I.D. No.:  ###-##-####
                                             --------------------------


                                Address:  One Bush Street
                                          12th Floor
                                          San Francisco, CA  94104














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





                                INVESTOR:



                                   /s/ Nanda Nishit Mehta
                                --------------------------------------
                                Nanda Nishit Mehta


                                   /s/ Nishit Kantilal Mehta
                                --------------------------------------
                                Nishit Kantilal Mehta


                                Tax I.D. No.:  ###-##-####
                                             -------------------------


                                Address:  14734 SE 65th Street
                                          Bellevue, WA  98006













     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                TECHNOLOGY PARTNERS FUND V, L.P.

                                By:     /s/ J.E. Ardell, III
                                   ----------------------------------
                                Name:   J.E. Ardell, III
                                     --------------------------------
                                Title:  General Partner
                                      -------------------------------


                                Tax I.D. No.:  68-0316696
                                             ------------------------


                                Address:  1550 Tiburon Blvd.
                                          Belvedere, CA  94920
















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                TECHNOLOGY PARTNERS FUND VI, L.P.

                                By:     /s/ J.E. Ardell, III
                                   ----------------------------------
                                Name:   J.E. Ardell, III
                                     --------------------------------
                                Title:  Managing Member
                                      -------------------------------


                                Tax I.D. No.:  94-3302941
                                             ------------------------


                                Address:  1550 Tiburon Blvd.
                                          Belvedere, CA  94920
















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                CLEAR FIR PARTNERS, LP

                                By:     /s/ Gary Sledge
                                   -----------------------------------
                                Name:   Gary Sledge
                                     ---------------------------------
                                Title:  CFO
                                      --------------------------------


                                Tax I.D. No.:  91-1880146
                                             -------------------------


                                Address:  200 Galleria Pkwy
                                          Suite 1800
                                          Atlanta, GA  30339


     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:



                                   /s/ Gary Sledge
                                --------------------------------------
                                Gary Sledge


                                Tax I.D. No.:   ###-##-####
                                             -------------------------


                                Address:  200 Galleria Pkwy
                                          Suite 1800
                                          Atlanta, GA  30339

















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                HAMBRECHT & QUIST CALIFORNIA

                                By:     /s/ Robert N. Savoie
                                   -------------------------------------
                                Name:   Robert N. Savoie
                                     -----------------------------------
                                Title:  Tax Director, Attorney-in-Fact
                                      ----------------------------------


                                Tax I.D. No.:  94-2856927
                                             ---------------------------


                                Address:  One Bush Street
                                          12th Floor
                                          San Francisco, CA  94104


















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                HAMBRECHT & QUIST EMPLOYEE VENTURE FUND, L.P.
                                II

                                By:  H&Q VENTURE MANAGEMENT, L.L.C
                                Its: General Partner
                                   By:   /s/ Robert N. Savoie
                                      -------------------------------------
                                   Name: Robert N. Savoie
                                        -----------------------------------
                                   Title: Tax Director, Attorney-in-Fact
                                         ----------------------------------


                                Tax I.D. No.:   94-3317746
                                             ------------------------------


                                Address:  One Bush Street
                                          12th Floor
                                          San Francisco, CA  94104















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                ACCESS TECHNOLOGY PARTNERS, L.P.

                                By:  ACCESS TECHNOLOGY MANAGEMENT, L.L.C.
                                Its: General Partner

                                   By:  H&Q VENTURE MANAGEMENT, L.L.C.
                                   Its: Managing Member

                                   By:   /s/ Robert N. Savoie
                                      ------------------------------------
                                   Name: Robert N. Savoie
                                        ----------------------------------
                                   Title: Tax Director, Attorney-in-Fact
                                         ---------------------------------


                                Tax I.D. No.:  94-3318527
                                             -----------------------------


                                Address:  One Bush Street
                                          12th Floor
                                          San Francisco, CA  94104















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                ACCESS TECHNOLOGY PARTNERS BROKERS FUND, L.P.

                                By:  H&Q VENTURE MANAGEMENT, L.L.C.
                                Its: General Partner

                                   By:   /s/ Robert N. Savoie
                                      ----------------------------------
                                   Name: Robert N. Savoie
                                        --------------------------------
                                   Title: Tax Director, Attorney-in-Fact
                                         -------------------------------


                                Tax I.D. No.:   94-3322351
                                             ---------------------------


                                Address:  One Bush Street
                                          12th Floor
                                          San Francisco, CA  94104















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                VANGUARD V, L.P.

                                By:     /s/ C.K. Myers
                                   ------------------------------------
                                Name:   C.K. Myers
                                     ----------------------------------
                                Title:  Member
                                      ---------------------------------



                                Tax I.D. No.:
                                             --------------------------


                                Address:  525 University Avenue
                                          Suite 600
                                          Palo Alto, CA  94301


















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                ACORN VENTURES IV, LLC

                                By:     /s/ Rufus Lumry
                                   ---------------------------------------
                                Name:   Rufus Lumry
                                     -------------------------------------
                                Title:  President of Acorn Ventures, Inc.
                                      ------------------------------------
                                        only member of the LLC


                                Tax I.D. No.:   91-1885869
                                             -----------------------------


                                Address:  1309 114th Avenue SE
                                          Suite 200
                                          Bellevue, WA  98004

















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                INVESTOR:

                                VEBER PARTNERS, LLC

                                By:     /s/ Gayle Veber
                                   --------------------------------------
                                Name:   Gayle Veber
                                     ------------------------------------
                                Title:  President
                                      -----------------------------------


                                Tax I.D. No.:
















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





                                INVESTOR:



                                Name:   /s/ Nicholas J. Stanley
                                      -------------------------------------
                                             Nicholas J. Stanley


                                Tax I.D. No.:   ###-##-####
                                             ------------------------------


                                Address:  c/o Stanley Investment and
                                          Management
                                          121 SW Salmon, Suite 1430
                                          Portland, OR  97204
                                          Attention: Wayne Slovick

















     [SIGNATURE PAGE FOR AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

                                  EXHIBIT A

                            SCHEDULE OF INVESTORS

                                    EXHIBIT A

                                  SHAREHOLDERS


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  SunAmerica Investments,Inc.    0            0             0             0        750,000       714,286      1,464,286
  c/o Chris DiMauro
  1 SunAmerica Center
  Century City, CA
  90067-6022

  Donaldson Lufkin Jenrette      0            0             0             0         25,000          0           25,000
  Securities Corp.
  (TIN 13-2741729),
  Custodian F/B/O
  Eric Bean, IRA
  5590 178th Avenue SE
  Bellevue WA 98006

  Galaxy Investment Partners     0            0             0             0        125,000       119,048       244,048
  c/o Greg Manciagli
  3320 258th Ave SE
  Issaquah, WA  98029

  Steve Shindler & Mary Kay      0            0             0             0         32,500           0          32,500
  Kosnik
  612 Deerfiedl Pond Court
  Great Falls, VA 22066

  Richard and                    0            0             0             0         25,000        16,667        41,667
  Cynthia Sonstelie
  5 Brook Bay
  Mercer Island, WA 98040

  Western Investments
  Capital LLC                    0            0             0             0         50,000       100,000       150,000
  c/o Tania Modic
  Managing Member
  PO Box 7952
  774 Mays Blvd., Suite 10
  Incline Village, NV  89452


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Technology Partners            0            0         1,750,000      946,667     201,380          0         2,898,047
  Fund V, L.P.
  c/o Ted Ardell
  1550 Tiburon Blvd.
  Suite A
  Belvedere, CA 94920

  Vanguard V, L.P.               0            0         1,000,000      546,667     101,613          0         1,648,280
  c/o Kip Meyers
  525 University Avenue
  Suite 600
  Palo Alto, CA 94301

  Harold Kawaguchi               0            0          50,000        66,667         0           47,619       164,286
  626 - 38th Avenue
  Seattle, WA  98122

  Acorn Ventures IV, LLC         0            0             0         1,316,667       0             0         1,316,667
  c/o Maryan Regan
  1309 - 114th Avenue SE
  Suite 200
  Seattle, WA  98004

  Howse Family Partnership       0            0          125,000       73,334         0          130,952       329,286
  c/o Elwood D. Howse, Jr.
  1615 72nd Avenue SE
  Mercer Island, WA 98040

  Michael                        0            0             0          333,333      50,000       238,095       621,428
  Towers
  1812 - 142nd St. SE
  Mill Creek, WA 98012

  Steven Gillis                  0            0          50,000        33,333         0             0           83,333
  4311 Forest Avenue SE
  Mercer Island, WA 98040


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Ironwood Capital, LLC          0            0          450,000          0           0          238,095       688,095
  c/o Tim Mott
  Box 6289
  110 Old Mill Road
  Ketchum, ID  83340


  Scott Land                     0            0          25,000           0           0             0           25,000
  7214 237th Avenue NE
  Redmond, WA  98053

  John D. Durbin                 0            0          25,000           0           0           13,333        38,333
  4204 Hunts Point Rd.
  Bellevue, WA  98004

  Thomas J. Cable                0            0          25,000           0           0           16,667        41,667
  4876 Vista Way
  Friday Harbor, WA 98250

  Internet Ventures, LLC         0            0             0          66,667         0         2,857,143     2,923,810
  c/o Maryan Regan
  1309 - 114th Avenue SE
  Suite 200
  Seattle, WA 98004

  Nicholas B. Temple             0            0             0          166,667        0          238,095       404,762
  54307 Southern Hills Drive
  PGA West
  La Quinta, CA 92253

  Eric S. Temple                 0            0             0          166,667        0          142,857       309,524
  6413 - 163rd Pl. SE
  Bellevue, WA  98006



                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Nicholas Brigham Temple, Jr.   0            0             0          83,333         0          142,857       226,190
  6 East Arlington
  Yakima, WA  98901

  Tom A. Alberg                  0            0             0          66,666         0           35,714       102,380
  1000 Second Avenue
  Suite 3700
  Seattle, WA  98104

  Charles J. Katz, Jr.           0            0             0          33,333         0             0           33,333
  1201 Third Avenue
  48th Floor
  Seattle, WA  98101

  James E. Webster               0            0             0          33,333         0             0           33,333
  4060 W. Lake
  Sammamish Rd. SE
  Bellevue, WA  98008

  John Meisenbach                0            0             0          66,666         0              0          66,666
  1325 Fourth Avenue
  Suite 2100
  Seattle, WA  98122

  Eli Wilner                     0            0             0             0        200,629        289,872       490,501
  1525 York Avenue
  New York, NY 10028

  Barbara A. Brennan             0            0             0             0        200,628        289,873       490,501
  P.O. Box 351
  East Hamption, NY 11937

  Carl Stork                     0            0             0             0        25,000         25,000         50,000
  4451 91st Ave. NE
  Bellevue, WA 98004


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Phillip J. Hooper              0            0             0             0           0           35,714        35,714
  8195 166th Avenue NE
  Redmond, WA  98052

  Rufus Lumry                    0            0             0             0           0           71,429        71,429
  1309 114th Avenue SE
  Suite 200
  Bellevue, WA  98004

  Alta California                0            0             0             0           0          2,830,966     2,830,966
  Partners II, LP
  c/o Garrett P. Gruener
  One Embarcadero Center
  Suite 4050
  San Francisco, CA 94111

  Alta Embarcadero               0            0             0             0           0           26,177        26,177
  Partners II, LLC
  c/o Garrett P. Gruener
  One Embarcadero Center
  Suite 4050
  San Francisco, CA 94111

  Arthur W. Harrigan, Jr.        0            0             0             0           0           14,286        14,286
  999 3rd Avenue
  44th Floor
  Seattle, WA  98104

  WS Investment Company 99A      0            0             0             0           0            4,762         4,762
  c/o Barry Taylor
  650 Page Mill Road
  Palo Alto, CA 94304


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Stephen Scherba                0            0             0             0           0            6,437         6,437
  Jr. and Elaine P.
    Scherba
  509 Crockett Street
  Seattle, WA 98109

  Scott Drum                     0            0             0             0           0            6,436         6,436
  16868 SE 57th Place
  Bellevue, WA  98006

  William C. Krueger             0            0             0             0           0            4,762         4,762
  13314 160th Avenue NE
  Redmond, WA  98052

  Brian and Jami                 0            0             0             0           0            4,762         4,762
  Holman
  4130 Hanson Road
  Ellensburg, WA 98926

  David Vallee                   0            0             0             0           0            4,762         4,762
  24735 SE 56th Street
  Issaquah, WA  98029

  Technology                     0            0             0             0           0        1,904,762     1,904,762
  Partners Fund VI, L.P.
  c/o Ted Ardell
  1550 Tiburon Blvd. Suite A
  Belvedere, CA 94920

  Kellett Partners LP            0            0             0             0           0          404,761       404,761
  c/o Gary Sledge
  200 Galleria Pkwy
  Suite 1800
  Atlanta, GA  30339


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Clear Fir                      0          0             0             0           0           47,619        47,619
  Partners, LP
  c/o Gary Sledge
  200 Galleria Pkwy
  Suite 1800
  Atlanta, GA  30339


  Gary Sledge                    0          0             0             0           0           23,810        23,810
  200 Galleria Pkwy
  Suite 1800
  Atlanta, GA  30339


  Nanda Nishit Mehta             0          0             0             0           0           47,619        47,619
  and Nishit Kantilal
  Mehta
  14734 SE 65th Street
  Bellevue, WA  98006


  VWB Raptor Fund, LLC
  [Address]                      0          0             0             0           0           95,238        95,238


  Hambrecht & Quist              0          0             0             0           0           178,572       178,572
  California
  c/o Nancy E. Pfund
  One Bush Street
  Sand Francisco, CA  94104


  Hambrecht & Quist              0          0             0             0           0           178,572       178,572
  Employee Venture
  Fund, L.P.
  c/o Nancy E. Pfund
  One Bush Street
  San Francisco, CA  94104


  Access Technology              0          0             0             0           0           178,571       178,571
  Partners, L.P.
  c/o Nancy E. Pfund
  One Bush Street
  Sand Francisco, CA  94104


                              Common       Common       Series B                  Series D     Series E    Total No. of
                              No. of       Warrant       No. of       Series C     No. of       No. of      Preferred
        Investor              Shares    No. of Shares    Shares    No. of Shares   Shares       Shares        Shares
-----------------------       ------    -------------   --------   -------------  --------     --------     -----------
  Access Technology               0           0              0             0           0           178,571       178,571
  Partners Brokers Fund, L.P.
  c/o Nancy E. Pfund
  One Bush Street
  Sand Francisco, CA  94104


  Veber Partners LLC             37,500        0             0             0           0              0          37,500
  The River Forum
  Suite 250
  4380 SW Macadam Avenue
  Portland, OR  97201


  Nicholas J. Stanley            150,000      150,000        0             0           0              0          300,000
  c/o Stanley Investment and
  Management
  121 SW Salmon
  Suite 1430
  Portland, OR  97204


                TOTAL            187,500      150,000      3,500,000    4,000,000     1,786,750    11,904,761    21,529,011
                                 -------      -------      ---------    ---------     ---------    ----------    ----------

                                   EXHIBIT B

                               RESTRICTIVE LEGEND

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OR AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED APRIL ___, 1999. A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION, AND MAY NOT BE SOLD, TRANSFERRED OR ENCUMBERED EXCEPT IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF SAID AGREEMENT AS SAID AGREEMENT MAY FROM TIME TO TIME BE AMENDED AND SUPPLEMENTED.